EMPLOYEE DEFINED CONTRIBUTION PLAN	12 Months Ended
Dec. 31, 2015
EMPLOYEE DEFINED CONTRIBUTION PLAN [Abstract]
EMPLOYEE DEFINED CONTRIBUTION PLAN
28.	EMPLOYEE DEFINED CONTRIBUTION PLAN

Full-time employees of the Company's subsidiaries in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the PRC subsidiaries of the Company make contributions to the government for these benefits based on about 41% of the employees' salaries on a monthly basis. The Group's PRC subsidiaries have no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were nil, nil and $13.2 million for the years ended December 31, 2013, 2014 and 2015, respectively.

Full-time employees of the Company's subsidiaries in Malaysia participate in a defined contribution plans, a post-employment benefit plans under which the Company pays fixed contribution into separate entities or funds and will have no legal or constructive obligation to pay further contributions if any of the funds do not hold sufficient assets to pay all employee benefits relating to employee services in the current and preceding financial years. Malaysian labor regulations require that the Malaysian subsidiaries of the Company make contributions to the government for these benefits based on about 12~13% of the employees' salaries on a monthly basis. The total amounts for such employee benefits, which were expensed as incurred, were $1.0 million, $1.0 million and $1.1 million for the years ended December 31, 2013, 2014 and 2015, respectively.